UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported) July 28, 2010

CORPORATE OFFICE PROPERTIES TRUST

(Exact name of registrant as specified in its charter)

Maryland	1-14023	23-2947217
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

6711 Columbia Gateway Drive, Suite 300
Columbia, Maryland 21046
(Address of principal executive offices)

(443) 285-5400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.                                          Results of Operations and Financial Condition

On July 28, 2010, the Registrant issued a press release relating to its financial results for the three months ended June 30, 2010 and, in connection with this release, is making available certain supplemental information pertaining to its properties and operations as of and for the period ended June 30, 2010.  A copy of the press release is included as Exhibit 99.1 to this report, and the supplemental information is included as Exhibit 99.2 to this report, both of which are incorporated herein by reference.

The information included herein, including the exhibits, shall not be deemed “filed” for any purpose, including the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or subject to liabilities of that Section.  The information included herein, including the exhibits, shall also not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.

The Registrant uses non-GAAP financial measures in earnings press releases and information furnished to the Securities and Exchange Commission.  The Registrant believes that these measures are helpful to investors in measuring its performance and comparing such performance to other real estate investment trusts (“REITs”).  Descriptions of these measures are set forth below.

Funds from operations (“FFO”)

Funds from operations (“FFO”) is defined as net income computed using GAAP, excluding gains on sales of operating real estate, plus real estate-related depreciation and amortization.  Gains from sales of newly-developed properties less accumulated depreciation, if any, required under GAAP are included in FFO on the basis that development services are the primary revenue generating activity; the Registrant believes that inclusion of these development gains is in accordance with the National Association of Real Estate Investment Trusts’ (“NAREIT”) definition of FFO, although others may interpret the definition differently.  The Registrant believes that FFO is useful to management and investors as a supplemental measure of operating performance because, by excluding gains and losses related to sales of previously depreciated operating real estate properties and excluding real estate-related depreciation and amortization, FFO can help one compare the Registrant’s operating performance between periods.  In addition, since most equity REITs provide FFO information to the investment community, the Registrant believes that FFO is useful to investors as a supplemental measure for comparing its results to those of other equity REITs. The Registrant believes that net income is the most directly comparable GAAP measure to FFO.

Since FFO excludes certain items includable in net income, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  FFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  The FFO presented by the Registrant may not be comparable to the FFO presented by other REITs since they may interpret the current NAREIT definition of FFO differently or they may not use the current NAREIT definition of FFO.

Basic FFO available to common share and common unit holders (“Basic FFO”)

This measure is FFO adjusted to subtract (1) preferred share dividends, (2) income attributable to noncontrolling interests through ownership of preferred units in Corporate Office Properties, L.P. (the “Operating Partnership”) or interests in other consolidated entities not owned by the Registrant, (3) depreciation and amortization allocable to noncontrolling interests in other consolidated entities, (4) Basic FFO allocable to restricted shares and (5) issuance costs associated with redeemed preferred shares.  With these adjustments, Basic FFO represents FFO available to common shareholders and holders of common units in the Operating Partnership (“common units”).  Common units are substantially similar to common shares of beneficial interest in the Registrant (“common shares”) and are exchangeable into common shares, subject to certain conditions.  The Registrant believes that Basic FFO is useful to investors due to the close correlation of common units to common shares.  The Registrant believes that net income is the most directly comparable GAAP measure to Basic FFO. Basic FFO has essentially the same limitations as FFO; management compensates for these limitations in essentially the same manner as described above for FFO.

Diluted FFO available to common share and common unit holders (“Diluted FFO”)

Diluted FFO is Basic FFO adjusted to add back any changes in Basic FFO that would result from the assumed conversion of securities that are convertible or exchangeable into common shares.  The computation of Diluted FFO assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Registrant believes that Diluted FFO is useful to investors because it is the numerator used to compute Diluted FFO per share, discussed below.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted FFO.  Since Diluted FFO excludes certain items includable in the numerator to diluted EPS, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  Diluted FFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  The Diluted FFO presented by the Registrant may not be comparable to the Diluted FFO presented by other REITs.

Diluted FFO per share

Diluted FFO per share is (1) Diluted FFO divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of Diluted FFO per share assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase Diluted FFO per share in a given period.  The Registrant believes that Diluted FFO per share is useful to investors because it provides investors with a further context for evaluating the Registrant’s FFO results in the same manner that investors use earnings per share (“EPS”) in evaluating net income available to common shareholders.  In addition, since most equity REITs provide Diluted FFO per share information to the investment community, the Registrant believes that Diluted FFO per share is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that diluted EPS is the most directly comparable GAAP measure to Diluted FFO per share.  Diluted FFO per share has most of the same limitations as Diluted FFO (described above); management compensates for these limitations in essentially the same manner as described below for Diluted FFO.

Diluted FFO available to common share and common unit holders, excluding operating property acquisition costs

This measure is defined as Diluted FFO adjusted to exclude operating property acquisition costs.  The Registrant believes that operating property acquisition costs are not reflective of normal operations and, as a result, believes that a measure that excludes this item is a useful supplemental measure in evaluating operating performance.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to this non-GAAP measure.  This measure has essentially the same limitations as Diluted FFO, as well as the further limitation of not reflecting operating property acquisition costs in accordance with GAAP; management compensates for these limitations in essentially the same manner as described above for Diluted FFO.

Diluted FFO per share, excluding operating property acquisition costs

This measure is defined as (1) Diluted FFO available to common share and common unit holders, excluding operating property acquisition costs divided by (2) the sum of the (a) weighted average common shares outstanding during a period, (b) weighted average common units outstanding during a period and (c) weighted average number of potential additional common shares that would have been outstanding during a period if other securities that are convertible or exchangeable into common shares were converted or exchanged.  The computation of this measure assumes the conversion of common units in the Operating Partnership but does not assume the conversion of other securities that are convertible into common shares if the conversion of those securities would increase the per share measure in a given period.  As discussed above, the Registrant believes that operating property acquisition costs are not indicative of normal operations.  As such, the Registrant believes that a measure that excludes this item is a useful supplemental measure in evaluating its operating performance.  The Registrant believes that diluted EPS is the most directly comparable GAAP measure.  This measure has most of the same limitations as Diluted FFO (described above), as well as the further limitation of not reflecting operating property acquisition costs; management compensates for these limitations in essentially the same manner as described above for Diluted FFO.

Diluted adjusted funds from operations available to common share and common unit holders (“Diluted AFFO”)

Diluted AFFO is Diluted FFO adjusted for the following: (1) the elimination of the effect of noncash rental revenues and property operating expenses (comprised of straight-line rental adjustments, which includes the amortization of recurring tenant incentives, and amortization of acquisition intangibles included in FFO and NOI, both of which are described under “Cash NOI” below), (b) amortization of the discount on the Registrant’s Exchangeable Senior Notes, net of amounts capitalized and (c) accounting charges for original issuance costs associated with redeemed preferred shares; and (2) recurring capital expenditures (defined below).  The Registrant believes that Diluted AFFO is an important supplemental measure of liquidity for an equity REIT because it provides management and investors with an indication of its ability to incur and service debt and to fund dividends and other cash needs.  In addition, since most equity REITs provide Diluted AFFO information to the investment community, the Registrant believes that Diluted AFFO is a useful supplemental measure for comparing the Registrant to other equity REITs.  The Registrant believes that the numerator to diluted EPS is the most directly comparable GAAP measure to Diluted AFFO.  Since Diluted AFFO excludes certain items includable in the numerator to diluted EPS, reliance on the measure has limitations; management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  In addition, see the discussion below regarding the limitations of recurring capital expenditures, which is used to derive Diluted AFFO.  Diluted AFFO is not necessarily an indication of the Registrant’s cash flow available to fund cash needs.  Additionally, it should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.  The Diluted AFFO presented by the Registrant may not be comparable to similar measures presented by other equity REITs.

Recurring capital expenditures

Recurring capital expenditures are defined as tenant improvements and incentives, capital improvements and leasing costs for operating properties that are not (1) items contemplated prior to the acquisition of a property, (2) improvements associated with the expansion of a building or its improvements, (3) renovations to a building which change the underlying classification of the building (for example, from industrial to office or Class C office to Class B office) or (4) capital improvements that represent the addition of something new to the property rather than the replacement of something (for example, the addition of a new heating and air conditioning unit that is not replacing one that was previously there).  The Registrant believes that recurring capital expenditures is an important measure of performance for a REIT because it provides a measure of the capital expenditures that the Registrant can expect to incur on an ongoing basis, which is significant to how the Registrant manages its business since these expenditures are funded using cash flow from operations.  As a result, the measure provides a further indication of the cash flow from operations that is available to fund other uses.  The Registrant believes that tenant improvements and incentives, capital improvements and leasing costs associated with operating properties are the most directly comparable GAAP measures.  Recurring capital expenditures do not reflect all capital expenditures incurred by the Registrant for the periods reported; the Registrant compensates for this limitation by also using the comparable GAAP measure.  The recurring capital expenditures presented by the Registrant may not be comparable to the recurring capital expenditures presented by other REITs.

Real estate revenues from continuing and discontinued operations

This measure is total revenues from real estate operations, including rental revenue and tenant recoveries and other revenue from both continuing and discontinued operations.  The Registrant uses this measure to evaluate the revenue produced by its real estate properties, including those reported in discontinued operations. The Registrant believes that revenues from real estate operations from continuing operations is the most directly comparable GAAP measure to this measure.  The measure excludes other types of revenue earned by the Registrant, including construction contract and other service operations revenues. The measure also includes discontinued operations and, by doing so, does not reflect the overall operating performance of the Registrant’s continuing operations.  Management compensates for these limitations by evaluating this measure in conjunction with the most directly comparable GAAP measure and other operating statistics involving revenue.

Net operating income (“NOI”)

NOI is real estate revenues from continuing and discontinued operations reduced by total property expenses associated with real estate operations, including discontinued operations; total property expenses, as used in this definition, do not include depreciation, amortization or interest expense associated with real estate operations.  The Registrant believes that NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it provides a measure of the core real estate operations that is unaffected by depreciation, amortization, financing and general and administrative expenses; this measure is particularly useful in the opinion of the Registrant in evaluating the performance of geographic segments, same-office property groupings and individual properties.  The Registrant believes that net income is the most directly comparable GAAP measure to NOI.  The measure excludes many items that are includable in net income; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.

Cash net operating income (“Cash NOI”)

Cash NOI is NOI (defined above) adjusted to eliminate the effects of noncash rental revenues and property operating expenses (comprised of straight-line rental adjustments, which includes the amortization of recurring tenant incentives, and amortization of acquisition intangibles included in FFO and NOI).  Under GAAP, rental revenue is recognized evenly over the term of tenant leases.  Many leases provide for contractual rent increases and the effect of accounting under GAAP for such leases is to accelerate the recognition of lease revenue.  Since some leases provide for periods under the lease in which rental concessions are provided to tenants, the effect of accounting under GAAP is to allocate rental revenue to such periods.  Also under GAAP, when a property is acquired, the Registrant allocates the acquisition to certain intangible components (including above- and below-market leases and in-place real estate tax credits), which are then amortized into FFO and NOI over their estimated lives.

The Registrant believes that Cash NOI is an important supplemental measure of operating performance for a REIT’s operating real estate because it makes adjustments to NOI for the above stated items that are not associated with cash to the Registrant.  As is the case with NOI, the measure is useful in the opinion of the Registrant in evaluating and comparing the performance of geographic segments, same-office property groupings and individual properties.  The Registrant believes that net income is the most directly comparable GAAP measure to Cash NOI.  The measure excludes many items that are includable in net income; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.  It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.

Cash NOI, excluding gross lease termination fees

This measure is Cash NOI (defined above) adjusted to eliminate the effects of lease termination fees paid by tenants to terminate their lease obligations prior to the end of the agreed lease terms.  Lease termination fees are often recognized as revenue in large one-time lump sum amounts upon the termination of tenant leases.  The Registrant believes that Cash NOI adjusted for lease termination fees is a useful supplemental measure of operating performance in evaluating same-office property groupings because it provides a means of evaluating the effect that lease terminations had on the performance of the property groupings.  The Registrant believes that net income is the most directly comparable GAAP measure to Cash NOI, excluding gross lease termination fees.  The measure has essentially the same limitations as Cash NOI as well as the further limitation of not reflecting the effect of lease termination fees in accordance with GAAP.  Management compensates for these limitations by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.

Earnings Before Interest, Income Taxes, Depreciation and Amortization (“EBITDA”)

EBITDA is net income adjusted for the effects of interest expense, depreciation and amortization and income taxes.  The Registrant believes that EBITDA is a useful supplemental measure of performance for assessing its un-levered performance.  The Registrant believes that net income is the most directly comparable GAAP measure to EBITDA.  EBITDA excludes items that are included in net income, including some that require cash outlays; management compensates for this limitation by using the measure simply as a supplemental measure that is weighed in the balance with other GAAP and non-GAAP measures.   It should not be used as an alternative to net income when evaluating the Registrant’s financial performance or to cash flow from operating, investing and financing activities when evaluating the Registrant’s liquidity or ability to make cash distributions or pay debt service.

NOI Interest Coverage Ratio and EBITDA Interest Coverage Ratio

These measures divide either NOI or EBITDA by interest expense on continuing and discontinued operations (excluding amortization of deferred financing costs and amortization of the discount on the Registrant’s Exchangeable Senior Notes, net of amounts capitalized).

NOI Debt Service Coverage Ratio and EBITDA Debt Service Coverage Ratio

These measures divide either NOI or EBITDA by the sum of interest expense on continuing and discontinued operations (excluding amortization of deferred financing costs and amortization of the discount on the Registrant’s Exchangeable Senior Notes, net of amounts capitalized) and scheduled principal amortization on mortgage loans for continuing and discontinued operations.

NOI Fixed Charge Coverage Ratio and EBITDA Fixed Charge Coverage Ratio

These measures divide either NOI or EBITDA by the sum of (1) interest expense on continuing and discontinued operations (excluding amortization of deferred financing costs and amortization of the discount on the Registrant’s Exchangeable Senior Notes, net of amounts capitalized), (2) dividends on preferred shares and (3) distributions on preferred units in the Operating Partnership not owned by the Registrant.

NOI as a Percentage of Real Estate Revenues from Continuing and Discontinued Operations and EBITDA as a Percentage of Real Estate Revenues from Continuing and Discontinued Operations

These measures divide either NOI or EBITDA by real estate revenues from continuing and discontinued operations.

General and Administrative Expenses as a Percentage of Real Estate Revenues from Continuing and Discontinued Operations or EBITDA

These measures divide general and administrative expenses by either real estate revenues from continuing and discontinued operations or EBITDA.

Recurring Capital Expenditures as a Percentage of NOI

This measure divides recurring capital expenditures by NOI.

Diluted FFO payout ratio and diluted AFFO payout ratio

These measures are defined as (1) the sum of (a) dividends on common shares and (b) distributions to holders of interests in the Operating Partnership and dividends on convertible preferred shares when such distributions and dividends are included in Diluted FFO and Diluted AFFO divided by (2) either Diluted FFO or Diluted AFFO.

Dividend Coverage-Diluted FFO and Dividend Coverage-Diluted AFFO

These measures divide either Diluted FFO or Diluted AFFO by the sum of (1) dividends on common shares and (2) distributions to holders of interests in the Operating Partnership and dividends on convertible preferred shares when such distributions and dividends are included in Diluted FFO or Diluted AFFO.

Debt to Undepreciated Book Value of Real Estate Assets

This measure is defined as the carrying value of the Registrant’s debt divided by total properties, net presented on the Registrant’s consolidated balance sheet excluding the effect of accumulated depreciation incurred to date on such properties.

Item 9.01.                                          Financial Statements and Exhibits

(a)                                 Financial Statements of Businesses Acquired

None

(b)                                Pro Forma Financial Information

None

(c)                                 Shell Company Transactions

None

(d)                                Exhibits

Exhibit Number	Exhibit Title

99.1	Press release dated July 28, 2010 for Corporate Office Properties Trust

99.2	Supplemental information dated June 30, 2010 for Corporate Office Properties Trust

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 28, 2010

CORPORATE OFFICE PROPERTIES TRUST

	By:	/s/ Stephen E. Riffee
	Name:	Stephen E. Riffee
	Title:	Executive Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press release dated July 28, 2010 for Corporate Office Properties Trust

99.2	Supplemental information dated June 30, 2010 for Corporate Office Properties Trust